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                                                                  EXHIBIT 10.132

                           SALE AND PURCHASE AGREEMENT


         THIS SALE AND PURCHASE AGREEMENT is made as of March 30, 2000 (the "Agreement"), by and between NUVELL CREDIT CORPORATION, a Delaware corporation (the "Purchaser"), and NATIONAL FINANCIAL AUTO FUNDING TRUST II, a Delaware business trust (the "Seller"), and NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI" or the "Guarantor").

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain motor vehicle retail installment sales contracts satisfying the requirements of this Agreement, and which shall be delivered as provided herein; and

         WHEREAS, the Guarantor desires to enter into this Agreement for the purpose of guaranteeing the obligations of the Seller and providing further assurances to the Purchaser; and

         WHEREAS, the Guarantor and the Purchaser have entered into that certain Contract Sale Agreement dated as of February 4, 2000, which was amended by a First Amendment to Contract Sale Agreement by and between the Guarantor and the Purchaser dated as of February 29, 2000 (such Contract Sale Agreement, as amended, is hereinafter referred to as the "Contract Sale Agreement"), pursuant to which the Guarantor has agreed to sell, and the Purchaser has agreed to purchase, "Eligible Program "Contracts," as defined in the Contract Sale Agreement; and

         WHEREAS, the Seller, the Guarantor and the Purchaser desire that the transaction described in this Agreement be governed, to the extent so stated herein, by the terms and provisions of the Contract Sale Agreement and that the terms and provisions of the Contract Sale Agreement referred to herein be incorporated in this Agreement as if fully set forth herein, except as otherwise stated herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 1. DEFINITIONS

1.1      DEFINITIONS.

         Each capitalized term in this Agreement shall have the meaning ascribed to it set forth in the Contract Sale Agreement, unless otherwise stated in this
Agreement:




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         AGREEMENT: This Sale and Purchase Agreement and all amendments and supplements thereto.

         ASSIGNMENT: An assignment by Seller to Purchaser, substantially in the form of Exhibit A hereto, which shall have attached thereto as of the Closing Date the Closing Date Contract Schedule setting forth the Contracts that Purchaser shall purchase from Seller on the Closing Date.

         CATEGORY I CONTRACTS: Contracts identified on the Master Contract Schedule and any Closing Date Contract Schedule as "Category I Contracts," which categorization shall determine the amount of the Purchase Price to be paid by the Purchaser for the purchase of such Contracts pursuant to Section 2.1 of this Agreement. Contracts identified on the Master Contract Schedule as Category I Contracts that are thirty (30) or more days delinquent as of the applicable Cutoff Date shall be classified as Category II Contracts on the applicable Closing Date Contract Schedule.

         CATEGORY II CONTRACTS: Contracts identified on the Master Contract Schedule and any Closing Date Contract Schedule as "Category II Contracts," which categorization shall determine the amount of the Purchase Price to be paid by the Purchaser for the purchase of such Contracts pursuant to Section 2.1 of this Agreement. Contracts identified on the Master Contract Schedule as Category II Contracts shall always be classified as Category II Contracts on any applicable Closing Date Contract Schedule, notwithstanding that any such Contract is less than thirty (30) days delinquent as of the applicable Cutoff Date.

         CATEGORY III CONTRACTS: Contracts identified on the Master Contract Schedule and any Closing Date Contract Schedule as "Category III Contracts," which categorization shall determine the amount of the Purchase Price to be paid by the Purchaser for the purchase of such Contracts pursuant to Section 2.1 of this Agreement. All of such Contracts are pre-computed Contracts. Contracts identified on the Master Contract Schedule as Category III Contracts shall always be classified as Category III Contracts on any applicable Closing Date Contract Schedule.

         CLOSING DATE: The date specified in the Assignment on which Seller shall sell to Purchaser, pursuant to this Agreement, Contracts specified in the Closing Date Contract Schedule attached to such Assignment. The Seller and the Purchaser understand and agree that there may be multiple Closing Dates under this Agreement. Each Closing Date shall occur on such date as mutually agreed upon by the Seller and the Purchaser; provided, however, if all conditions precedent to the obligations of the Purchaser to purchase Contracts from the Seller shall have been fulfilled, to the reasonable satisfaction of the Purchaser, the first Closing Date shall occur no later than May 1, 2000, time being of the essence.

         CLOSING DATE CONTRACT SCHEDULE: The schedule identifying each Contract sold to Purchaser on a Closing Date, which list shall be attached to the Assignment as Schedule A.

         CONTRACT: Any retail installment sale or conditional sale contract executed by an Obligor in respect of a Financed Vehicle, and all proceeds thereof and payments thereunder, that shall be







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identified on the Master Contract Schedule or which shall be sold and transferred by the Seller to the Purchaser pursuant to Section 2.1 of this Agreement. The Contracts identified on the Master Contract Schedule and any Closing Date Contract Schedule shall be classified as either "Category I Contracts," "Category II Contracts" or "Category III Contracts."

         CUTOFF DATE: The date as of which the Net Principal Balance of each Contract shall be determined for purposes of calculating the cash Purchase Price to be paid by the Purchaser on a Closing Date. The Cutoff Date for each Closing Date shall be a date mutually agreed upon by the Seller and the Purchaser.

         DEFAULT:  A Seller Default or a Purchaser Default.

         MASTER CONTRACT SCHEDULE: As of the effective date of this Agreement, the schedule identifying each Contract that may be sold to Purchaser on a Closing Date, which is attached as Exhibit D to this Agreement, and which (a) identifies each Contract by contract number and name of the Obligor and (b) sets forth as to each Contract (I) the Amount Financed, (ii) the amount of each monthly payment due from the Obligor, (iii) the APR (calculated in accordance with the Contract), (iv) the Contract's Origination Date, (v) the date on which in each month the scheduled payment is due, (vi) the Contract's original term in months, (vii) the vehicle identification number of the related Financed Vehicle,
(viii) the outstanding principal/payoff balance of such Contract, (ix) the Net Principal Balance of such Contract, determined in accordance with Section 2.1 of this Agreement, (x) the next payment due date, (xi) the accrued and unpaid interest of such Contract (xii) the number of days delinquent, if applicable,
(xiii) the number of times the Contract has been thirty (30) or more days delinquent during the preceding twelve (12) months prior to the Closing Date, and (xiv) the number of times the Contract has been sixty (60) or more days delinquent during the preceding twelve (12) months prior to the Closing Date (The parties agree that the foregoing information may be contained on a tape or disk delivered by the Seller to the Purchaser, and accordingly, all such information may not be included in the written Master Contract Schedule that is attached as Exhibit D to this Agreement or in the Closing Date Contract Schedule that is attached to the Assignment.).

         NET PRINCIPAL BALANCE: The amount set forth as such on the Master Contract Schedule determined in accordance with Section 2.1 of this Agreement.

         ORIGINATION DATE: With respect to any Contract, the date on which such Contract was executed by the related Obligor and the Dealer.

         PURCHASE PRICE: The cash amount to be paid by the Purchaser to the Seller on a Closing Date for the purchase of Contracts, determined in accordance with Section 2.1 of this Agreement.

         PURCHASER: Has the meaning set forth in the preamble herein.

         PURCHASER DEFAULT: See Section 4.2.




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         SELLER:  Has the meaning set forth in the preamble herein.

         SELLER DEFAULT:  See Section 4.1.

         SOLD PROGRAM CONTRACT: Means a Program Contract sold by the Guarantor to the Purchaser pursuant to Section 2.1 of the Contract Sale Agreement and a Contract sold by the Seller to the Purchaser pursuant to Section 2.1 of this Agreement.

         UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

1.2      USAGE OF TERMS.

         With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including," means "including without limitation." All section and article references shall be to sections and articles in this Agreement.


                              2. SALE OF CONTRACTS

2.1      SALE OF CONTRACTS.

         (a) Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, on a Closing Date the Contracts specified in the Master Contract Schedule for which all conditions precedent to the Purchaser's obligation to purchase such Contracts, as set forth in Section 2.6 of this Agreement, have been satisfied for a Purchase Price equal to (a)(I) 99.50% of the Net Principal Balance of each such Contract identified as a Category I Contract as of the Cutoff Date, (ii) 66.00% of the Net Principal Balance each such Contract identified as a Category II Contract as of the Cutoff Date, and (iii) 91.00% of the Net Principal Balance of each such Contract identified as a Category III Contract as of the Cutoff Date, plus (b) accrued and unpaid interest on each such simple interest Contract as of the Cutoff Date, up to a maximum of forty-five (45) days of accrued and unpaid interest, plus (c) interest on the aggregate sum of the foregoing at the rate of 4.5% per annum from the Cutoff Date through the day preceding the Closing Date. For purposes of determining the Purchase Price, the Net Principal Balance of each Contract shall not include administrative charges, late payment fees, NSF fees, accrued interest or other charges that are not considered part of the original principal balance. The Net Principal Balance of pre-computed Contracts shall equal the payoff balance of such Contracts less unearned finance charges as of the Cutoff Date. The Seller and the Purchaser agree that the sale and purchase of the Category I Contracts and the








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Category II Contracts shall occur on the same Closing Date, which may be a date preceding the Closing Date for the sale and purchase of the Category III Contracts. The Seller and the Purchaser agree that the Closing Date for the sale and purchase of the Category III Contracts shall occur as soon as practicable after the Purchaser has completed a data conversion program that allows the Purchaser to transfer and convert to its servicing system all of the relevant electronic information relating to the Category III Contracts maintained by the Guarantor on its servicing system. The Conveyance of Contracts on a Closing Date shall be made by the Seller to the Purchaser by an Assignment in the form of Exhibit A attached to this Agreement and in accordance with the remaining sections of this Section 2. During the period from the effective date of this Agreement through the termination of this Agreement, neither the Seller nor the Guarantor shall engage in any conduct, act or transaction that will interfere with the Purchaser's right to purchase the Contracts pursuant to this Agreement or otherwise prevent or prohibit the Purchaser from exercising its rights with respect to the Contracts pursuant to this Agreement.

         (b) The sale by the Seller of each Contract shall be without recourse by the Purchaser and its successors and assigns against Seller or the Guarantor, except to the extent specifically provided for in this Agreement.

2.2      PURCHASER'S ACCESS TO AND REVIEW OF CONTRACT FILES.

         (a) Prior to the Closing Date, Purchaser shall have the continuing right to review the Contract Files for each Contract proposed to be sold by Seller. Purchaser may reject any Contract that in Purchaser's judgment does not materially conform to any representation or warranty contained in Article 3. Each such unacceptable Contract shall be deleted from the Master Contract Schedule before the applicable Closing Date, and if not so deleted, shall be deemed approved by the Purchaser for purchase pursuant to this Agreement.

         (b) For purposes of Purchaser's review of the Contract Files, Seller shall afford Purchaser, its counsel, accountants, and other representatives full access to Contract Files, Electronic Contract Information and books and records of Seller relating to the Contracts, and to the extent necessary to evaluate the purchase of the Contracts, the Seller shall cause its officers and employees to provide such assistance and to furnish such reasonable available information in respect to the Contracts as Purchaser may from time to time request.

         (c) It is understood and agreed that the representations and warranties of Seller and the Guarantor set forth in Article 3 shall survive any investigation or review of the Contracts made by Purchaser before or after the Closing Date.

2.3      CONVEYANCE OF CONTRACTS BY SELLER.

         (a) The terms and provisions of Sections 2.3(a), (b) and (c) of the Contract Sale Agreement are incorporated herein as if fully set forth herein; provided, however, all references







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in such Sections 2.3(a), (b) and (c) to the term "Seller" shall be deemed to mean the Seller under this Agreement.

         (b) In connection with the sale and conveyance made hereunder, Seller agrees to record and file, at its own expense, if so requested in writing by the Purchaser prior to the Closing Date, a financing statement with respect to the Contracts listed on the Closing Date Contract Schedule, prepared by Seller, and relating to the Assignment, for the sale of chattel paper (as defined in Section 9-105 of the UCC as in effect in the State of Florida) meeting the requirements of applicable state law in such manner as is necessary to perfect the Purchaser's ownership interest in the Contracts, and the proceeds thereof (and to file any continuation statements as are required by applicable state law) and to deliver to Purchaser a file-stamped copy of such financing statement or other evidence of such filing, as soon as practicable after receipt thereof by Seller.

2.4      PAYMENT OF PURCHASE PRICE.

         On each Closing Date, Purchaser shall pay to Seller, by wire transfer of immediately available funds to an account specified by Seller, an amount equal to the aggregate Purchase Price for the Contracts purchased by the Purchaser on such Closing Date.

2.5 INTENDED CHARACTERIZATION OF THE TRANSACTION; GRANT OF SECURITY INTEREST IN FAVOR OF PURCHASER.

         The terms and provisions of Section 2.4 of the Contract Sale Agreement are incorporated herein as if fully set forth herein; provided, however, all references in such Section 2.4 to the term "Seller" shall be deemed to mean the Seller under this Agreement.

2.6      CONDITIONS TO OBLIGATION OF PURCHASER TO PURCHASE THE CONTRACTS.

         The obligation of Purchaser to purchase the Contracts from Seller is subject to the accuracy of the representations and warranties of Seller contained herein, to the performance by Seller of its obligations hereunder and to the satisfactory completion of the following acts and events:

         (a) The Seller shall have delivered to the Purchaser on the applicable Closing Date an executed Assignment, in substantially the form of Exhibit A to this Agreement, with the Closing Date Contract Schedule setting forth the Contracts conveyed and sold by the Seller to the Purchaser on such date attached;

         (b) With respect to the Category I Contracts and the Category II Contracts, the Contract Files for each and every Contract shall have been delivered to the Servicer pursuant to the Servicing Agreement, and the Servicer shall have delivered to the Purchaser a written acknowledgment, in such form as may be reasonably acceptable to the Purchaser, stating that upon Purchaser's payment in full of the Purchase Price, Servicer is holding the Contract File for each




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Contract identified on the Closing Date Contract Schedule as agent for the
Purchaser, and with respect to the Category III Contracts, the Contract Files for each and every such Contract shall have been delivered to the Purchaser;

         (c) The Seller shall have delivered to the Purchaser on or before the applicable Closing Date (i) the executed original of each Contract identified on the Closing Date Contract Schedule, (ii) the original of the certificate of title, evidence of the filing of an application for a certificate of title with the appropriate state agency or other evidence of title acceptable to the Purchaser relating to each Financed Vehicle identified on the Closing Date Contract Schedule, and (iii) a copy of Seller's internally prepared checklist for each Contract identified on the Closing Date Contract Schedule indicating that all required documentation and procedures with respect to the Seller's purchase of each such Contract form a Dealer have been completed in accordance with the Seller's credit and purchasing policies and procedures;

         (d) The Seller and the Guarantor shall deliver to the Purchaser on or before the applicable Closing Date a UCC-1 financing statement pursuant to
Section 2.3(b) above covering the Contracts identified on the Closing Date Contract Schedule, if such has been requested in writing by the Purchaser prior to the Closing Date;

         (e) The Seller and the Guarantor shall deliver to the Purchaser on the first Closing Date a certificate of each such entity's corporate secretary confirming or certifying, as of such Closing Date, (I) the due organization and good standing of the Seller and the due incorporation and good standing of Guarantor under the laws of the State of Delaware (including a certificate of good standing, dated as of a recent date, from the applicable governmental authority in the State of Delaware that governs the corporate existence of the Seller and the Guarantor), (ii) that the Seller's and the Guarantor's execution, delivery and performance of this Agreement have been duly authorized by all requisite action of the Seller and the Guarantor, and (iii) a copy of the resolutions of the trustees of the Seller and the resolutions of the Board of Directors of the Guarantor approving this Agreement and the transactions contemplated hereby;

         (f) The Seller and the Guarantor shall deliver to the Purchaser on the Closing Date an Officer's Certificate in substantially the form of the Officer's Certificate delivered by the Guarantor to the Purchaser pursuant to Section 3.1(a)(vi) of the Contract Sale Agreement, except all references therein to the Contract Sale Agreement should be changed to this Agreement;

         (g) The Seller and the Guarantor shall deliver to the Purchaser on the Closing Date a favorable opinion of Seller's and Guarantor's counsel in substantially the form of the opinion of counsel delivered by the Guarantor to the Purchaser pursuant to Section 3.1(a)(viii) of the Contract Sale Agreement, except all references therein to the Contract Sale Agreement should be changed to this Agreement and such opinion should cover matters relevant to both the Seller and the Guarantor;





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         (h) The Seller shall deliver to the Purchaser on or before the Closing
Date a power of attorney from each named lienholder on any Financed Vehicle, which power shall entitle the Seller, with full right of substitution, certain irrevocable rights to effect the transfer of the Financed Vehicle or any lien on the Financed Vehicle;

         (i) The Seller shall deliver to the Purchaser on or before the Closing Date a power of attorney from the Seller, which power shall entitle the Purchaser and Nuvell Financial Services Corp. certain irrevocable rights to effect the transfer of the Contracts, the Financed Vehicles, any lien on a Financed Vehicle, the right to recover proceeds under any Insurance Policy and other property rights transferred by the Seller to the Purchaser with respect to each Sold Program Contract pursuant to this Agreement, substantially in the form of Exhibit B hereto;

         (j) If there shall exist any lien on the Contracts in favor of a lender or other third party at any time prior to the Closing Date, a written release of lien executed by such lienholder in such form as may be reasonably acceptable to the Purchaser and copies of the UCC Termination Statements filed by such lienholder in the appropriate jurisdictions or duplicate originals thereof for each jurisdiction in which UCC Termination Statements must be filed, if such is to be filed following the consummation of the acquisition of the Contracts by the Purchaser;

         (k) A list and detailed description of material pending and threatened litigation to which the Seller, the Guarantor or any of their Affiliates or assets may be subject (If there has been no change to the information provided by the Guarantor to the Purchaser pursuant to Section 3.1(a)(xi) of the Contract Sale Agreement, the Seller and the Guarantor may deliver to the Purchaser a letter stating such, in lieu of the list required by this Section; and

         (l) The Seller and the Guarantor shall have taken such other actions, including delivery to the Purchaser of such approvals, consents, opinions, additional information with respect to the Seller and the Guarantor, documents and instruments as the Purchaser may reasonably request in writing prior to the Closing Date.

2.7      TITLE TO CONTRACTS AND CONTRACT DOCUMENTS.

         Upon payment of the Purchase Price on the Closing Date, the Purchaser shall be deemed to own the Contracts identified on the Closing Date Contract Schedule and all related documents, and all rights, benefits, collateral, payments, recoveries, proceeds and obligations arising therefrom or in connection therewith after the Cutoff Date. All rights arising out of the Contracts, including, but not limited to, all funds received on or in connection with the Contracts after the Cutoff Date and all records or documents with respect to the Contracts prepared by or which come into the possession of Seller or the Guarantor on or after the Cutoff Date, shall be received and held by Seller and/or Guarantor in trust for the benefit of Purchaser, and such shall promptly be paid and/or delivered by Seller and/or Guarantor, whichever may be applicable, to Purchaser. In addition, any payments on or in respect of the Contracts received prior to the related Cutoff








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Date which have not been applied to the amount due on the Contracts as of the
Cutoff Date shall be the property of Purchaser.

3. REPRESENTATIONS AND WARRANTIES OF SELLER, GUARANTOR AND PURCHASER; REPURCHASE OF CONTRACTS; INDEMNIFICATION; MISCELLANEOUS OTHER OBLIGATIONS OF SELLER

3.1      GENERAL REPRESENTATIONS AND WARRANTIES OF SELLER AND GUARANTOR.

         Seller and Guarantor make the representations and warranties set forth in Section 4.1 of the Contract Sale Agreement, as of the date of this Agreement and as of each Closing Date, on which Purchaser relies in consummating the transactions contemplated by this Agreement, except all references therein to the Contract Sale Agreement shall also include this Agreement and all references in Section 4.1 to Seller shall be deemed to mean both the Seller and the Guarantor under this Agreement.


3.2      REPRESENTATIONS AND WARRANTIES OF SELLER AS TO THE CONTRACTS.

         As to each Contract (and, to the extent applicable, the related Financed Vehicle) that is conveyed by the Seller to Purchaser pursuant to this Agreement, Seller makes all of the representations and warranties with respect thereto set forth in Section 4.2 of the Contract Sale Agreement, except (a) references therein to Program Contracts, Eligible Program Contracts and Sold Program Contracts shall also include Contracts conveyed by the Seller to the Purchaser pursuant to this Agreement, (b) the Contracts conveyed by the Seller to the Purchaser pursuant to this Agreement shall not be required to comply with the Purchaser's Contract Requirements set forth in Exhibit C to the Contract Sale Agreement, and (c) all references therein to the Seller's Contract Finance Program Guidelines shall be deemed to mean the Seller's and/or the Guarantor's, whichever is applicable, credit and purchasing policies and procedures existing at the time the Contract was purchased by the Seller, and the following representations and warranties, all of which shall be deemed made as of the Closing Date, unless otherwise noted:

         (a) Contract Schedule. The information set forth in the Master Contract Schedule and the Closing Date Contract Schedule as to each Contract is true and correct in all material respects; and the Net Principal Balance of each Contract has been accurately and correctly determined. The last payment received on the Contract was accurately recorded and is not subject to reversal because of a failure to collect good and collected funds with respect to such payment.

         (b) Timely Payments; Classification. With respect to Category I Contracts and Category III Contracts, as of the applicable Cutoff Date, no scheduled payment, or part thereof, is thirty (30) or more days past its scheduled due date. With respect to Category I Contracts and Category III Contracts, as of the applicable Cutoff Date, the Contract has not been sixty
(60) or







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more days delinquent at any time during the twelve (12) months preceding the
Cutoff Date. With respect to Category II Contracts, as of the applicable Cutoff Date, no scheduled payment, or party thereof, is sixty (60) or more days past its scheduled due date. No Contract involves a Financed Vehicle that has been repossessed or sold or which is out for repossession or involves an Obligor or Financed Vehicle the whereabouts are not known by the Seller or the Guarantor. No Contract has had a check returned for insufficient funds since the last scheduled payment was received on such Contract.

         (c) No Government or Bankrupt or Employee Obligors. The Obligor is not an employee of Seller or any affiliate thereof. The Obligor is not an agency of the United States or any state thereof. The Obligor has not filed or had filed against it since the Origination Date any petition for relief under any state or federal bankruptcy, insolvency, receivership or similar law.

         (d) Insurance. The related Financed Vehicle was, as of the Contract's Origination Date, covered by a comprehensive and collision insurance policy on the Financed Vehicle, providing for coverage against loss or damage by reason of fire, theft, confiscation, transportation, collision and such other risks as are generally included in comprehensive insurance policies for motor vehicles and naming Seller or Guarantor, as the case may be, and its successors and assigns as loss payees, and the Contract requires maintaining such a policy. Neither the Seller nor Guarantor has information or knowledge that the Financed Vehicle for any Contract has suffered any damage or loss that should be covered by any such insurance, except as specifically disclosed in writing by the Seller and the Guarantor to the Purchaser. If and to the extent that any Financed Vehicle has ever been covered by insurance forced placed by the Seller or the Guarantor, as the case may be, or any predecessor in interest (I) all such insurance has been placed, implemented and administered in compliance with all applicable laws and the terms and provisions of the Contract, (ii) all premiums due and payable to the insurer have been paid by the Seller or the Guarantor, as the case may be, or its predecessor in interest in accordance with the terms of the applicable policy, (iii) the insurer has no rights or claims to or against the related Contract, the Obligor or the Financed Vehicle as a result of such coverage, (iv) there has been no misrepresentation of any material fact to the Obligor with respect to such coverage, by either the insurer, the Seller, the Guarantor or any predecessor in interest, and (v) all such coverages have been terminated prior to the Closing Date by the Seller or the Guarantor, as the case may be, and the insurer in compliance with all applicable laws and the terms and provisions of the Contract. If an Obligor shall file or threaten to file a claim or right of rescission, set-off, counterclaim or defense against the Seller or the Guarantor or the Purchaser as a result of the force placing of insurance by the Seller, the Guarantor or any predecessor in interest, then the Seller and the Guarantor must, if so requested in writing by the Purchaser, repurchase the applicable Contract pursuant to Section 3.5 of this Agreement.

         (e) Guarantied Auto Protection Insurance, Loan Deficiency Waiver Agreement or Debt Cancellation. If and to the extent that an Obligor has purchased any loan deficiency waiver agreement, guarantied auto protection insurance or debt cancellation agreement, such has been placed, sold, implemented and administered in compliance with all applicable laws and the terms






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and provisions of the Contract and the applicable instruments governing such product, all premiums due and payable to the insurer or provider of such product have been paid, and there has been no misrepresentation or omission of any material fact to the Obligor with respect to such product.

         (f) Good Title. Immediately prior to the sale herein contemplated, Seller had good and marketable title or other evidence of title to the Contract, and the Contract shall be transferred by Seller to Purchaser free and clear of all liens, encumbrances, security interests, and rights of others.

         (g) Lawful Assignment. The Contract was not originated in, nor is subject to the laws of, any jurisdiction under which the sale, transfer, or assignment of such Contract under this Agreement is unlawful, void, or voidable. Neither Seller nor Dealer has entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Contract.

         (h) One Original of Contract; Delivery of Contract File. There is only one original executed Contract. The Contract File for each Contract contains all of the documents identified as being contained therein by the definition of "Contract File" set forth in Section 1.1 of this Agreement, and the Contract File has been, or will be on or prior to the Closing Date, delivered to either the Servicer or the Purchaser, as required by Section 2.6(b) of this Agreement.

3.3      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser makes the representations and warranties set forth in Section
6.1 of the Contract Sale Agreement, as of the date of this Agreement and as of the Closing Date, on which Seller and Guarantor rely in consummating the transactions contemplated by this Agreement, except all references therein to the Contract Sale Agreement shall also include this Agreement.

3.4      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         It is understood and agreed that the representations and warranties set forth in this Article 3, measured of the dates made, shall survive the sale of the Contracts to the Purchaser and any assignment of a Contract to any subsequent assignee and shall continue so long as any Contract shall remain outstanding with regard to payment thereunder and shall remain subject to any outstanding terms and conditions. The Seller and the Guarantor acknowledge that the Purchaser may assign all of its right, title and interest in and to the Contracts sold to the Purchaser pursuant to this Agreement and its right to exercise the remedies created by this Article 3 to a subsequent assignee. The Seller and the Guarantor agree that upon such assignment, any subsequent assignee may enforce directly, with joinder of the Purchaser, the repurchase obligations of the Seller set forth in Section 3.5 with respect to breaches of the representations and warranties set forth in this Article 3.

3.5      REPURCHASE OBLIGATION.

         (a) Upon discovery by Seller or Purchaser of (I) a breach of any representation or warranty of Seller or Guarantor set forth in Section 3.1 or
3.2 hereof that materially adversely affects the value of any Contract, the collectibility of payments or proceeds under or with respect to any Contract, the interest of Purchaser in any Contract or the properties or rights with respect to any Contract conveyed by the Seller to the Purchaser pursuant to this Agreement, (ii) a material breach of any covenant or obligation of Seller with respect to any Contract set forth in Article 2, or (iii) a material data error with respect to a Contract caused by or resulting from the boarding or servicing of the Contract prior to the applicable Closing Date, the party discovering such breach shall give prompt written notice to the other (the Purchaser agrees to use reasonable efforts to provide the Seller any such written notice within forty-five (45) days after the Purchaser shall have learned of any such breach or circumstance), and Seller shall be obligated to cure such breach in all material respects within thirty (30) days after its receipt of such notice. If such breach is not cured by Seller within such period, then, in such event, within five (5) days after Purchaser's delivery to Seller of written demand, Seller and/or Guarantor shall repurchase the related Contract by delivering to or upon the order of Purchaser an amount equal to the Repurchase Price. In addition, within five (5) days after Purchaser's delivery to Seller of written demand, the Seller and/or the Guarantor shall repurchase, by delivering to or upon the order of Purchaser an amount equal to the Repurchase Price for the applicable Contract, any Contract involving an Obligor who has failed to pay since the Contract's Origination Date at least three (3) scheduled monthly payments prior to the time such Contract becomes forty-five (45) or more days delinquent. Seller and Purchaser will use their best efforts to identify and note on the applicable Closing Date Contract Schedule each Contract that may become subject to repurchase by the Seller and/or the Guarantor pursuant to the preceding sentence.

         (b) Upon such repurchase and the payment of the Repurchase Price, the Purchaser or any subsequent assignee shall execute and deliver an assignment and the Purchaser or any subsequent assignee shall assign to Seller, all of the Purchaser's or any subsequent assignee's right, title and interest in such repurchased Contract, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Purchaser or any subsequent assignee, other than liens, charges or encumbrances created or arising out of this Sale Agreement. The Purchaser and any subsequent assignee agree that it will promptly execute and deliver and take all further action that may be necessary or appropriate, or that the Seller may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of such Sold Program Contract to Seller pursuant to Section 3.5(a). In the event Seller and Guarantor do not repurchase a Contract as required by subsection (a) above, any action taken by Purchaser to sell or liquidate the Contract or the related Financed Vehicle in good faith and in a commercially reasonable manner shall be final and conclusively binding upon Seller in determining the amount payable by Seller to Purchaser under Section 3.5(a) hereof. If the Purchaser shall proceed, in good faith, with the liquidation of a Contract or the repossession and/or liquidation of the related Financed Vehicle prior to the Seller's repurchase of the Contract as required by subsection (a) above, then Seller shall reimburse the Purchaser for reasonable out-of-pocket expenses incurred by the Purchaser in connection with such process, which, if not included in the calculation of the Repurchase Price pursuant to its definition as set forth in Section 1.1 hereof, shall be in addition to the Repurchase Price payable by Seller.

3.6      INDEMNIFICATION BY SELLER AND GUARANTOR.

         The indemnification obligations of the Seller and the Guarantor with respect to Contracts sold by the Seller to the Purchaser pursuant to this Agreement and with respect to the other matters addressed by this Agreement shall be identical to the indemnification obligations of the Guarantor pursuant to Section 8.1 of the Contract Sale Agreement. Accordingly, Section 8.1 of the Contract Sale Agreement is hereby incorporated herein, except that references therein to "Sold Program Contracts" shall be deemed to mean Contracts sold by the Seller to the Purchaser pursuant to this Agreement, references therein to "Seller" shall be deemed to mean both the Seller and the Guarantor under this Agreement, and references therein to representations, warranties and covenants of the "Seller" shall be deemed to mean representations, warranties and covenants of the Seller and the Guarantor under this Agreement.

3.7      INDEMNIFICATION BY PURCHASER.

         Purchaser shall indemnify and hold harmless Seller and Guarantor and each such entity"s parent, Subsidiaries, Affiliates and their directors, officers, employees and authorized agents against any claim, action, demand, proceeding and suit brought by any Person other than the Seller or the Guarantor, whether or not groundless, and against every liability, damage and cost (including reasonable legal fees and related costs), arising out of, directly or indirectly, from any such claim, action, demand, proceeding or suit, resulting from, arising out of or relating to: (I) any material breach by Purchaser of its representations and warranties, covenants or obligations contained in this Agreement, or (ii) any act or omission by Purchaser or its agents, officers or employees or controlled Affiliates (not including acts and omissions of the Guarantor while it is acting as servicer of the Contracts pursuant to the Servicing Agreement) with respect to the collection, application or administration of payments under any Contract sold by the Seller to the Purchaser pursuant to this Agreement, the repossession of any Financed Vehicle that secures a such Contract, or the exercise of any rights or pursuit of claims against any Obligor under any such Contract, which results in a material loss by or claim against the Seller or the Guarantor.

3.8      INDEMNIFICATION GENERALLY

         (a) A claim for indemnification pursuant to this Article shall be made, if at all, within five (5) years after the Closing Date, notwithstanding any statute of limitations that may specify a shorter period, the provisions of which are hereby waived. The Purchaser, the Seller or the Guarantor, as the case may be, may make a demand for indemnification pursuant to this Article only if the amount of all claims for indemnification exceeds, or is reasonably expected to exceed, $25,000 in the aggregate.

         (b) As a condition of any claim for indemnification under this Article, the indemnifying party shall be given timely notice of any claim or demand as to which indemnification may be claimed and shall have the right, together with the indemnified party, to participate in the defense, compromise or closing thereof through the indemnifying party"s own attorney and at the indemnifying party's expense.

         (c) If a party has received indemnity payments hereunder with respect to a Contract and thereafter receives payments from third parties so as to fully recoup its losses with respect to such Contract, the indemnified party shall remit any excess payments to the indemnifying party to the extent of the indemnification payments previously made by the indemnifying party and subject to the rights of the Obligor.

3.9      NON-SOLICITATION OF OBLIGORS.

         From and after the Closing Date as to any Contract and for so long as a Contract is outstanding, neither Seller nor Guarantor nor any officer or employee of Seller or Guarantor shall knowingly solicit, and the Seller and Guarantor and their officers and employees shall not encourage or recommend any agent or representative of Seller or Guarantor to solicit, any Obligor in respect of a Contract, either singly or as part of a group, on behalf of Seller or Guarantor or any other entity in any manner that would encourage prepayment of such Contract, except that Seller and Guarantor may continue to make general solicitations to the public and the Seller's and the Guarantor's customers and may advertise, sell and provide all financial services offered by Seller and/or Guarantor.

3.10     OBLIGATIONS OF GUARANTOR.

         The Guarantor hereby unconditionally, absolutely and irrevocably guarantees to Purchaser and its successors and assigns full, prompt and unconditional performance of every obligation to be performed by the Seller under this Agreement, as if it were to be performed by the Guarantor. This guaranty is a continuing one and shall apply to all amendments and modifications of this Agreement until the termination of Seller's obligations. A release of Seller by Purchaser shall not be construed or deemed a release by Guarantor unless such release specifically names the Guarantor as a released party.

3.11 DUTIES OF SELLER WHILE ACTING AS SERVICER; SELLER SHALL PROVIDE ASSISTANCE WITH RESPECT TO CONVERSION OF DATA.

         Purchaser and Seller agree that the Category I Contracts and Category II Contracts sold by the Seller and purchased by the Purchaser pursuant to this Agreement shall be serviced by the Seller pursuant to the terms and provisions of the Servicing Agreement. Purchaser and Seller agree that the Category III Contracts shall be sold by the Seller to the Purchaser servicing released to the Seller, or its designated servicer, as of the applicable Closing Date. Accordingly, the terms and provisions of Section 5.4, including the repurchase obligation of the "Seller" thereunder

(which applies to the Seller and the Guarantor under this Agreement), of the Contract Sale Agreement are incorporated herein and made a part hereof.

                              4. EVENTS OF DEFAULT

4.1      SELLER DEFAULTS.

         For purposes of this Agreement, each of the following shall constitute an event of default by Seller (each, a "Seller Default") hereunder:

         (a) Any failure by Seller to deliver to or upon the order of Purchaser any proceeds or payment required to be so delivered under the terms of this Agreement, which failure continues for a period of five (5) Business Days after discovery by Seller or written notice of such failure given to Seller by Purchaser;

         (b) Failure on the part of Seller duly to observe or perform in any material respect any other covenant or agreement of Seller set forth in this Agreement, which failure continues for a period of ten (10) Business Days after discovery by Seller or written notice of such failure given to Seller by Purchaser;

         (c) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver, or liquidator for Seller in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (d) The consent by Seller to the appointment of a trustee in bankruptcy, conservator, or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to Seller or relating to all or substantially all of its property; or Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

         (e) Any representation, warranty, covenant or statement of Seller made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and within ten (10) Business Days after written notice thereof shall have been given to Seller by Purchaser, the circumstance or condition in respect of which such representation, warranty, covenant or statement was incorrect shall not have been eliminated or otherwise cured to the satisfaction of Purchaser.

4.2      PURCHASER DEFAULTS.

         Any of the following acts or occurrences shall constitute an event of default by Purchaser (each, a "Purchaser Default"):

         (a) So long as no Seller Default has occurred or no notice of the termination of this Agreement shall have been given pursuant to Section 4.3, any failure by Purchaser to purchase the Contracts on the Closing Date or to pay any amounts due pursuant to this Agreement, which failure continues for a period of five (5) Business Days after discovery by Purchaser or written notice of such failure given to Purchaser by Seller;

         (b) Failure on the part of Purchaser duly to observe or perform in any material respect any other covenant or agreement of Purchaser set forth in this Agreement, which failure continues for a period of ten (10) Business Days after discovery by Purchaser or written notice of such failure given to Purchaser by Seller;

         (c) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver, or liquidator for Purchaser in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (d) The consent by Purchaser to the appointment of a trustee in bankruptcy, conservator, or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to Purchaser or relating to all or substantially all of its property; or Purchaser shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

         (e) Any representation, warranty, covenant or statement of Purchaser made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and within ten (10) Business Days after written notice thereof shall have been given to Purchaser by Purchaser, the circumstance or condition in respect of which such representation, warranty, covenant or statement was incorrect shall not have been eliminated or otherwise cured to the satisfaction of Seller.

4.3      RIGHTS UPON DEFAULT OR BREACH.

         (a) If a Seller Default or Purchaser Default shall occur and be continuing prior to the transactions contemplated by this Agreement having been consummated, so long as such Default has not been cured or waived, after the expiration of any applicable cure period, the party not in default (the "Non-Defaulting Party") can, by notice given in writing to the other party, immediately terminate this Agreement. Such right to terminate this Agreement, together with all other rights and remedies from time to time conferred upon or reserved by Seller or Purchaser, are cumulative, and none is intended to be exclusive of another or any right or remedy which Seller or Purchaser may have at law or in equity; provided, however, with respect to any Contract purchased by the Purchaser pursuant to this Agreement, if there shall be a breach of any representation or warranty with respect to such Contract set forth in Section
3.2 of this Agreement, or if the Seller shall be in default of any covenant or obligation with respect to such Contract set forth in Article 2 of this Agreement, then the sole remedy of the Purchaser with respect to such default or breach shall be to require the Seller to repurchase such Contract pursuant to
Section 3.5 of this Agreement; provided, however, the preceding provision is not intended to prohibit the Purchaser from seeking recourse against the Seller for indemnification pursuant to Section 3.6 of this Agreement. No delay or omission in insisting upon the strict observance or performance of any provision hereof or in exercising any right or remedy shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

         (b) If either party shall bring a claim, action, demand, suit or proceeding against the other party because of a breach or default of any term or provision of this Agreement, not including a claim for indemnification pursuant to Section 3.6 or 3.7 of this Agreement, the nondefaulting party's measure of damages shall be limited as follows:

                  (i) With respect to a claim by the Purchaser that there has occurred a breach of a representation or warranty set forth in Section
         3.1 or 3.2 of this Agreement with respect to a Contract sold by the Seller to the Purchaser pursuant to this Agreement or a default by the Seller of a covenant or obligation set forth in Article 2 of this Agreement with respect to a Contract sold by the Seller to the Purchaser pursuant to this Agreement, the Purchaser shall be allowed to recover from the Seller with respect to the Contract the amounts set forth in Section 3.5 of this Agreement, plus reasonable attorneys' fees and disbursements and related litigation expenses incurred by the Purchaser to enforce its rights and remedies under this Agreement;

                  (ii) With respect to any other claim by the Purchaser against the Seller, the Purchaser shall be allowed to recover from the Seller its actual monetary loss directly incurred as a result of such default or breach by the Seller, not to exceed recissionary damages calculated in accordance with Section 3.5 of this Agreement, plus reasonable attorneys' fees and disbursements and related litigation expenses incurred by the Purchaser to enforce its rights and remedies under this Agreement;

                  (iii) With respect to a claim by the Seller against the Purchaser that there has occurred a breach or default by the Purchaser of any covenant, obligation, representation or warranty set forth in this Agreement, the Seller shall be allowed to recover from the Purchaser the additional costs, expenses and financing costs (equal to the difference between the Seller's actual cost of financing the ownership of Eligible Program Contracts and Seven and 50/100 Percent (7.50%) per annum) actually incurred by the Seller as the result of such breach or default, plus reasonable attorneys' fees and disbursements and related litigation expenses incurred by the Seller to enforce its rights and remedies under this Agreement. Additional costs, expenses and financing costs actually incurred by the Seller shall be based upon the Contracts identified on the Master Contract Schedule which are not purchased by the Purchaser pursuant to this Agreement, not including Contracts that are not purchased for good cause; and

                  (iv) Neither the Purchaser nor the Seller shall be liable to each other for any lost profits or loss of business or any special, speculative, punitive, indirect, exemplary, punitive, consequential or incidental damages, however caused or however based upon any theory of liability.

4.4      WAIVER OF DEFAULTS.

         Following the occurrence of a Seller Default or Purchaser Default, the Non-Defaulting Party may, by written notice to the defaulting party, waive such Default. Upon any such waiver, such Default shall cease to exist, and any Seller Default or Purchaser Default, as the case may be, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                           5. MISCELLANEOUS PROVISIONS

5.1 INCORPORATION OF CERTAIN PROVISIONS OF CONTRACT SALE AGREEMENT; ENTIRE AGREEMENT.

         This Agreement incorporates certain terms and provisions of the Contract Sale Agreement by reference herein. If and to the extend that the terms and provisions of the Contract Sale Agreement incorporated in this Agreement conflict with the terms and provisions of this Agreement, the terms and provisions of this Agreement in conflict therewith shall govern. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral (not including the Contract Sale Agreement and the Servicing Agreement), between Purchaser and Seller and Guarantor with respect to the subject matter hereof.

5.2      HEADINGS.

         The headings and subheading of Articles and Sections contained in this Agreement, except the terms identified for definition in Article 1 and elsewhere in this Agreement, are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

5.3      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law.

5.4      SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of and be binding upon Seller and Purchaser and their respective successors and assigns.

5.5      MODIFICATION.

         No amendment or other modification of this Agreement shall be effective except pursuant to a written agreement executed by the duly authorized representatives of Purchaser and Seller.

5.6      NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to:

                  Seller or Guarantor:     National Auto Finance Company, Inc.
                                           10302 Deerwood Park Boulevard
                                           Suite 100
                                           Jacksonville, Florida 32255-0970
                                           Attention:  William Magro, President

Or such other address as may hereafter be furnished to Purchaser in writing by Seller or Guarantor,

                  Purchaser:               Nuvell Credit Corporation
                                           17500 Chenal Parkway, Suite 201
                                           Little Rock, Arkansas  72223
                                           Attention: Daniel E. Staub,
                                           Executive Vice President

Or such other address as may hereafter be furnished to Seller and Guarantor in writing by Purchaser.

         All such notices and other communications shall be deemed given on the date received by the addressee.

5.7      SEVERABILITY OF PROVISIONS.

         If any provision of this Agreement is invalid or unenforceable, then, to the extent such invalidity or unenforceability shall not deprive either party of any material benefit intended to be provided by this Agreement, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

5.8      COSTS, FEES AND EXPENSES.

         If any legal proceeding is instituted by either party against the other under this Agreement or in respect to any Contract, the non-prevailing party shall also be required to pay the prevailing party's costs and expenses of such litigation, including reasonable attorney fees. Each party agrees to pay all costs, fees and expenses which it has incurred in connection with or incidental to the matters contained in this Agreement, including, without limitation, any fees and disbursements to its accountants and counsel.

5.9      JURISDICTIONS

         Each of the Seller, the Guarantor and the Purchaser hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Arkansas state court, Florida state court, federal court of the United States of America for the Eastern District of Arkansas, or federal court of the United States of America for the Northern District of Florida, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the parties agree that all claims in respect of any such action or proceeding may be heard and determined in such Arkansas or Florida state or, to the extent permitted by law, federal court.

5.10     WAIVER OF TRAIL BY JURY.

         PURCHASER AND SELLER AND GUARANTOR EACH HEREBY EXPRESSLY WAIVES (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO A TRIAL BY JURY TO WHICH IT MAY BE ENTITLED IN ANY PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.11     COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

5.12     REMEDIES.

         Subject to the provisions of Section 4.3 of this Agreement, the parties agree that immediate and irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Seller, Guarantor and Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   NUVELL CREDIT CORPORATION,
                                   as Purchaser


                                   By: /s/ DANIEL E. STAUB
                                      ------------------------------------------
                                           Daniel E. Staub
                                   Title:  Executive Vice President


                                   NATIONAL FINANCIAL AUTO FUNDING TRUST II as Seller


                                   By: /s/ AUTHORIZED SIGNATURE
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                   NATIONAL AUTO FINANCE COMPANY, INC.,
                                   as Guarantor


                                   By: /s/ AUTHORIZED SIGNATURE
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                    EXHIBITS


EXHIBIT A         -        ASSIGNMENT

EXHIBIT B         -        POWER OF ATTORNEY

EXHIBIT C         -        MASTER CONTRACT SCHEDULE

                                    EXHIBIT A

                                   ASSIGNMENT


         ASSIGNMENT dated _______________, 2000, from NATIONAL FINANCIAL AUTO FUNDING TRUST II ("Seller") to NUVELL CREDIT CORPORATION ("Purchaser").

         FOR VALUE RECEIVED, pursuant to the Sale and Purchase Agreement dated as of _______________, 2000, by and between Seller, National Auto Finance Company, Inc., as "Guarantor," and Purchaser (the "Agreement"), Seller does hereby sell, transfer, assign and convey unto Purchaser, its successors and assigns, all of its right, title and interest in, to and under each and every Motor Vehicle Receivable (the "Contracts") identified on the Contract Schedule appended hereto (identified as Exhibit A to this Assignment), together with all of its right, title and interest in, to and under all collateral, documents, payments, recoveries, proceeds and obligations arising therefrom or in connection therewith.

         And Seller hereby represents, warrants and confirms to Purchaser, subject to the terms and provisions of the Agreement, that all of Seller's representations and warranties regarding the Seller and the Contracts made in or pursuant to the Agreement are true and correct in all material respects as of the date hereof and no event has occurred which, with notice or the passage of time, would constitute a breach by Seller of its representations, warranties or obligations under the Agreement.

         And Seller hereby grants to Purchaser a power of attorney, with full power of substitution, to execute in Seller's name and on Seller's behalf such notices, endorsements (including, without limitation, endorsement of the Contracts and any related promissory notes or other instruments), consents, and other instruments and documents which may be reasonably necessary in Purchaser's judgment to evidence the sale and assignment of the Contracts to Purchaser or to record or otherwise perfect Purchaser's interest therein or in the collateral securing the Contracts, or which may be otherwise consistent with the sale and assignment of the Contracts effected by this Assignment and pursuant to the Agreement. This power of attorney is coupled with an interest and is irrevocable.

         All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. This Assignment is made WITHOUT RECOURSE AGAINST THE SELLER OR THE GUARANTOR OR WARRANTY TO THE PURCHASER, except to the extent specifically provided for in the Agreement.

         IN WITNESS WHEREOF, Seller has caused this Assignment and Power of Attorney to be executed by its duly authorized officer effective as of the date first set forth above.


Seller:                                   NATIONAL FINANCIAL AUTO FUNDING
                                          TRUST II

                                          By:
                                             -----------------------------------
                                             Name:

                                          Title:
                                                --------------------------------

                                 ACKNOWLEDGMENT


STATE OF                   )
                           ) ss.
COUNTY OF                  )


         On this __________ day of ___________________, 2000, before me
_____________________________ personally appeared
________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                         ------------------------------------
                                         Notary Public
                                         My Commission expires:  ______________

                                    EXHIBIT B

                          IRREVOCABLE POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, NATIONAL FINANCIAL AUTO FUNDING TRUST II (the "Company") does hereby make, constitute and appoint NUVELL CREDIT CORPORATION and NUVELL FINANCIAL SERVICES CORP., which are hereby authorized to act together or separately, as its true and lawful attorney-in-fact, with full power of substitution with respect to those certain contracts described in an Assignment dated _______________, 2000, executed and delivered by the undersigned for the benefit of Nuvell Credit Corporation, and as such may be amended from time to time, the collateral securing such contracts, and all security documents related thereto (collectively, the "Property"), to (i) sign, acknowledge and file, in the name, place and stead of the Company, all such certificates, documents and instruments, including, but not limited to, any instrument of assignment, certificate of title, notice of lien, assignment of lien, application for a certificate of title or duplicate of such certificate, application to register or transfer title, document to effect the notation of a lien upon a certificate of title or the assignment of such a lien, notice of any such assignment, application to register or transfer the rights as secured party under any policy of insurance, affidavits of repossession, bills of sale, notices of sale, lien releases and odometer statements, (ii) authorize the sale and disposition of Property and transact as necessary to sell or re-market such Property, and (iii) sell the Property and receive proceeds thereon through any authorized party or auction; and further as said attorney-in-fact may deem fit and proper to perfect the right, title and interest of Nuvell Credit Corporation and/or its successors and assigns in the Property.

         The undersigned further hereby gives and grants unto said attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers with respect to the Property as fully as the undersigned might or could do if personally present.

         This Power of Attorney is coupled with an interest and is irrevocable by the undersigned. Anyone to whom this Power of Attorney is presented may rely upon it without further inquiry of the undersigned. A photocopy of this Power of Attorney shall have the same effect as an original, manually signed and acknowledged counterpart of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ___ day of _______________, 2000.

                                    NATIONAL FINANCIAL AUTO FUNDING TRUST II

                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                 ACKNOWLEDGMENT


STATE OF                            )
                                    ) ss.
COUNTY OF                           )


         On this __________ day of ___________________, 2000, before me
_____________________________ personally appeared
________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           ------------------------------------
                                           Notary Public
                                           My Commission expires:
                                                                 ---------------

                                    EXHIBIT C

                            MASTER CONTRACT SCHEDULE